  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2017

Griffin Capital BDC Corp.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55351

MD	47-0995168
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant’s telephone number, including area code)

Griffin-Benefit Street Partners BDC Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On July 28, 2017, the Board of Directors (the "Board") of Griffin Capital BDC Corp. (formerly, Griffin-Benefit Street Partners BDC Corp.) (the “Registrant”) terminated effective as of July 31, 2017, the Investment Sub-Advisory Agreement, dated January 16, 2015, by and among Griffin Capital BDC Advisor, LLC ("GBA"), Benefit Street Partners L.L.C. ("BSP") and the Registrant (the "Original Sub-Advisory Agreement"). As previously disclosed in the Registrant's 8-K filed on July 26, 2017, BSP and GBA were unable to come to terms to extend the term of the Letter of Agreement, dated March 6, 2017, among Griffin Capital Company, LLC ("Griffin Capital"), GBA and BSP, under which BSP was serving as sub-advisor to the Registrant through July 31, 2017.

On July 28, 2017, the Board approved the appointment of BCSF Advisors, LP ("BCSF"), an affiliate of Bain Capital Credit, LP ("Bain Capital"), as interim sub-adviser, under Rule 15a-4 of the Investment Company Act of 1940, as amended (the "1940 Act"), effective as of August 1, 2017. The Board, including all of the directors who are not "interested persons" as defined in the 1940 Act, also approved the Interim Investment Sub-Advisory Agreement, dated August 1, 2017, by and among BCSF, GBA and the Registrant (the "Interim Sub-Advisory Agreement).

Except as noted below, the terms of the Interim Sub-Advisory Agreement are substantially similar to the Original Sub-Advisory Agreement. Under the terms of the Interim Sub-Advisory Agreement, BCSF will assist GBA with the management of the Registrant's activities and operations.

Under the terms of the Interim Sub-Advisory Agreement, BCSF will be responsible for:

•
providing portfolio management services on a discretionary basis, subject to the investment objective and strategies of the Registrant as set forth in the Registration Statement of the Registrant on Form N-2 and any additional investment limitations that GBA and BCSF may agree to from time to time;

•
placing orders with respect to, and arrange for, any investment, including but not limited to, entering into block trades and swaps as necessary, in accordance with applicable law, including rules and regulations promulgated by the U.S. Commodity Futures Trading Commission;

•	identifying, evaluating and negotiating the structure of the Registrant’s investments;

•	monitoring and servicing the Registrant’s investments;

•	performing due diligence on prospective investments and portfolio companies;

•
upon the reasonable request by GBA or the Registrant, providing the Registrant and/or GBA (as necessary) with such records concerning the BCSF’s activities with respect to the Interim Sub-Advisory Agreement which the Registrant or GBA is required to maintain under applicable law or regulation; and

•
assisting GBA, upon the GBA’s reasonable request from time to time, in performing GBA’s other duties under the investment advisory agreement, subject to any limitations contained in the Interim Sub-Advisory Agreement and/or applicable law.

BCSF will only provide the services expressly set forth in the Interim Sub-Advisory Agreement and will not be responsible for the provision of any other administrative and/or management services (including, without limitation, services to ensure that the Registrant is operated in compliance with applicable law and regulatory requirements).

The Interim Sub-Advisory Agreement provides that BCSF will receive from GBA a portion of all management and incentive fees payable to GBA under the investment advisory agreement. On an annualized basis, BCSF will be paid by GBA 50% of the fees payable to GBA under the investment advisory agreement. Except as required by applicable law, rule or regulation, any deferral, reduction, waiver or other modification of the fees to be paid to GBA (including, without limitation, the manner and timing by which such fees are paid or payable to GBA) will require the prior written consent of BCSF. The compensation terms of the Interim Sub-Advisory Agreement are modified by the letter agreement dated July 31, 2017, by and among BCSF, GBA and Griffin Capital (the "Letter Agreement"), which provides that Griffin Capital will pay to BCSF an asset management fee equal to $100,000 per month, payable monthly in arrears within five (5) business days following the last business day of each month, which fee shall be prorated for any partial month in which the Letter Agreement terminates. Such terms and compensation are not materially different from the previous agreement between GBA and BSP. Notwithstanding any provision of the Interim Sub-Advisory Agreement to the contrary, under the Letter Agreement, BCSF shall have no obligation to share in or otherwise bear any expense or distribution support payment obligations with respect to BCSF’s services pursuant to the Interim Sub-Advisory Agreement. Further, notwithstanding any provision of the Interim Sub-Advisory Agreement to the contrary, under the Letter Agreement, BCSF shall not be entitled to any fees, payments or compensation whatsoever under the Interim Sub-Advisory Agreement for its services as the interim sub-adviser to the Registrant, other than pursuant to the Letter Agreement.

BCSF assumes no obligation with respect to, and will not be responsible for, the Registrant's expenses or the expenses of GBA. BCSF will pay all expenses incurred by it in connection with the activities it undertakes to meet its obligations under the Interim Sub-Advisory Agreement. GBA will cause BCSF to be reimbursed by the Registrant to the same extent as such expenses would be reimbursable to GBA under the investment advisory agreement had such expenses been incurred by GBA.

Unless earlier terminated, the Interim Sub-Advisory Agreement shall continue on an interim basis until the earlier of (i) 150 calendar days from August 1, 2017 or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretive positions of the staff of the SEC or (ii) the effective date of a new sub-advisory agreement between the BDC and the Sub-Adviser, if any, that has been approved by a majority of the Registrant’s outstanding voting securities.

The information in this Item 1.01 description is qualified in its entirety by the full Interim Sub-Advisory Agreement and Letter Agreement, which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and incorporated herein by reference.

Item 1.02    Termination of a Material Definitive Agreement

The information reported in Item 1.01 of this Current Report on Form 8-K regarding the termination of the Investment Sub-Advisory Agreement with BSP is incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 28, 2017, the Board adopted an amendment to the Registrant's First Articles of Amendment and Restatement (the "Charter Amendment") to change the Registrant's name from Griffin-Benefit Street Partners BDC Corp. to Griffin Capital BDC Corp. The Charter Amendment was filed with the Maryland State Department of Assessments and Taxation on July 28, 2017.

A copy of the Charter Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

3.1    Articles of Amendment to the First Articles of Amendment and Restatement of Griffin Capital BDC Corp.

10.1    Interim Sub-Advisory Agreement, dated August 1, 2017, by and among Griffin Capital BDC Advisor, LLC, BCSF Advisors, LP, and Griffin Capital BDC Corp.

10.2 Letter Agreement, dated July 31, 2017, by and among BCSF Advisors, LP, Griffin Capital BDC Advisor, LLC, and Griffin Capital Company, LLC

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital BDC Corp.

Date: August 1, 2017	By:	/s/ Howard S. Hirsch
Howard S. Hirsch
Vice President and Secretary